Exhibit 32


                           Section 1350 Certifications
                  Certification Pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 with Respect to the North
                  Valley Bancorp Quarterly Report on Form 10-Q
                       for the Quarter ended June 30, 2004


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 9, 2004                              /s/ MICHAEL J. CUSHMAN
---------------------                              -----------------------------
                                                   Michael J. Cushman
                                                   President and Chief
                                                   Executive Officer
                                                   (Principal Executive Officer)



Dated: August 9, 2004                              /s/ EDWARD J.CZAJKA
---------------------                              -----------------------------
                                                   Edward J. Czajka
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial Officer)


         A signed original of this written statement required by Section 906 has been provided to North Valley Bancorp and will be retained by North Valley Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

                                       26